UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
February 27, 2026
Date of report (date of earliest event reported)
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Digi International Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-34033	41-1532464
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

9350 Excelsior Blvd.	Suite 700
Hopkins	Minnesota	55343
(Address of principal executive offices)		(Zip Code)
(952) 912-3444
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	DGII	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 27, 2026, the Compensation Committee of the Board of Directors of Digi International, Inc. (the “Company”) approved supplemental equity awards under the Company’s 2021 Omnibus Incentive Plan on the following terms:
•James J. Loch, the Company’s Executive Vice President, Chief Financial Officer and Treasurer, received a one-time performance stock unit award that is eligible to vest and settle into 14,668 shares of the Company’s common stock, with (i) 4,890 shares vesting on November 1, 2026 if specified business and software integration goals are achieved on or before September 30, 2026, (ii) 4,889 shares vesting on November 1, 2027 if key programs have been migrated to a designated software platform by September 30, 2027, and (ii) 4,889 shares vesting on November 1, 2028 if additional programs have been migrated to a designated software platform on or before September 30, 2028.
•David H. Sampsell, the Company’s Executive Vice President, Corporate Development, General Counsel and Corporate Secretary, received a one-time performance stock unit award that is eligible to vest and settle into 12,223 shares of the Company’s common stock as of December 31, 2028 so long as he provides appropriate assistance in the identification and onboarding of successors for (i) the role of the Company’s general counsel and (ii) the role of the Company’s corporate development leader who are in place on or before that date.
Vesting of each award of performance stock units is subject to continued service to the Company on each applicable vesting date and certification of actual performance by the Committee. The foregoing description of the performance stock units is qualified by the terms of plan and the applicable award agreement, each in the form previously approved by the Compensation Committee, the text of which are filed as Exhibits 10.1 and 10.2, respectively, to this current report on Form 8-K and incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

No.	Exhibit	Manner of Filing
10.1	Digi International Inc. 2021 Omnibus Incentive Plan, as amended and restated (incorporated by reference to Exhibit 99(a) to Form S-8 filed May 8, 2025)	Incorporate by Reference
10.2	Form of (Executive) Performance Stock Unit Agreement (incorporated by reference to Exhibit 10(b) to Form 10-Q for the quarter ended June 30, 2023)	Incorporated by Reference
104	The cover page from the Current Report on Form 8-K formatted in Inline XBRL	Filed Electronically

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.
Date: March 5, 2026

DIGI INTERNATIONAL INC.

By:	/s/ Ronald E. Konezny
Ronald E. Konezny
President and Chief Executive Officer